EXHIBIT 99

I, Robert Boeckman, hereby certify that to the best of my knowledge the periodic report for the period ended June 30, 2002, containing financial statements of Breda Telephone Corp. (the "Company"), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is intended solely to satisfy the requirements of section 906 of the Sarbanes-Oxley Act of 2002.


                                    /s/ Robert Boeckman
                                    --------------------------------------------
                                    NAME: Robert Boeckman
                                    TITLE: President and Chief Executive Officer
                                    DATE: August 14, 2002

I, Jane Morlok, hereby certify that to the best of my knowledge the periodic report for the period ended June 30, 2002, containing financial statements of Breda Telephone Corp. (the "Company"), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is intended solely to satisfy the requirements of section 906 of the Sarbanes-Oxley Act of 2002.


                                    /s/ Jane Morlok
                                    --------------------------------------------
                                    NAME: Jane Morlok
                                    TITLE: Chief Financial Officer

                                    DATE: August 14, 2002